UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017

LANTRONIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 Irvine Center Drive, Suite 100

Irvine, California 92618

(Address of principal executive offices, including zip code)

(949) 453-3990

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Lantronix, Inc. (the “Company”) held its Annual Meeting of Stockholders on November 14, 2017. Of the 17,917,892 shares of the Company’s common stock entitled to vote at the Annual Meeting, a total of 16,543,567 shares were represented at the Annual Meeting in person or by proxy. The voting results for each item of business properly presented at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

All six of the Company’s director nominees were elected with the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey Benck	12,142,189	259,863	4,141,515
Bernhard Bruscha	11,908,451	493,601	4,141,515
Bruce C. Edwards	11,772,640	629,412	4,141,515
Paul F. Folino	11,309,530	1,092,522	4,141,515
Martin Hale, Jr.	11,787,179	614,873	4,141,515
Hoshi Printer	11,732,850	669,202	4,141,515

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

The proposal to ratify the appointment of Squar Milner, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2018 was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,401,291	5,483	136,793	0

Proposal 3: Advisory Vote on Executive Compensation

The proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,993,233	380,673	28,146	4,141,515

Proposal 4: Approval of Amendment to Amended and Restated 2010 Stock Incentive Plan

The proposal to approve an amendment to the Company’s Amended and Restated 2010 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan by 2,000,000 shares was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,732,414	1,654,941	14,697	4,141,515

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Lantronix, Inc. Amended and Restated Stock Incentive Plan, as Amended on November 14, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2017	LANTRONIX, INC.

By:	/s/ Jeremy Whitaker
Jeremy Whitaker Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Lantronix, Inc. Amended and Restated Stock Incentive Plan, as Amended on November 14, 2017

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